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                           SELECT SECTOR SPDR(R) TRUST

                     SUPPLEMENT DATED OCTOBER 5, 2006 TO THE
                        PROSPECTUS DATED JANUARY 27, 2006

     Shareholders are hereby notified that there has been a portfolio manager change. Accordingly, on pages 23 and 24 under the section entitled "Management -- Portfolio Managers" in the prospectus dated January 27, 2006, the last paragraph on page 23 and the first paragraph on page 24 should be deleted and replaced with the following:

     "Key professionals primarily involved in the day-to-day portfolio management for each Select Sector Fund include Lynn Blake and John Tucker".

     "Ms. Blake, CFA, is a Principal of SSgA and the Adviser. She joined the firm in 1987 and is the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake received a Bachelor of Science degree from the School of Management at Boston College and an MBA degree in Finance from Northeastern University. She is a member of the Boston Security Analysts Society".

     The rest of the section remains unchanged.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.